SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



                             NOVEMBER 18, 1998
                  _______________________________________
              Date of Report (Date of earliest event reported)

                          USN COMMUNICATIONS, INC.
           ______________________________________________________
           (Exact name of Registrant as specified in its charter)

      DELAWARE                  333-16265                  36-3947804
      ______________        _____________________      ___________________
      (State of             (Commission File No.)        (IRS Employer
      Incorporation)                                    Identification No.)

       10 SOUTH RIVERSIDE PLAZA, SUITE 2000, CHICAGO, ILLINOIS 60606
        ____________________________________________________________
        (Address of principal executive offices, including zip code)

                               (312) 906-3600
            ____________________________________________________
            (Registrant's telephone number, including area code)

                                    N/A
       _____________________________________________________________
       (Former name or former address, if changed since last report)



 ITEM 5.   OTHER EVENTS

      On November 18, 1998, USN Communications, Inc. (the "Registrant") issued a press release announcing completion of a short-term financing. A copy of the press release is filed as an exhibit to this Current Report on Form 8-K.


 ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

      The following exhibit is included with this Report:

      Exhibit 99 Press release dated November 18, 1998 issued by USN Communications, Inc.



                                   SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               USN COMMUNICATIONS, INC.



                               By: /s/ Thomas A. Monson
                                  -------------------------------
                                  Thomas A. Monson
                                  Vice President, General Counsel
                                  and Secretary